EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2024
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD

38.EVENTS AFTER THE REPORTING PERIOD

Shareholder debt waiver

In September 2025, Anette Schmid and Christian Schmid agreed to waive €5 million in financial liabilities which were owed to them by SCHMID. These €5 million financial liabilities dated back to 2016 and were waived for no consideration or compensation.

Subscription Agreement with XJ Harbour HK Limited; Set‑Off Agreement

On November 12, 2025, the Company entered into a subscription agreement and a set-off agreement with XJ Harbour, pursuant to which the Company agreed to issue and sell shares to XJ in a private placement. The Company agreed to issue ordinary shares to XJ at $2.15 per share to set off $26,962,158.90 of liabilities (including accrued interest) owed to XJ by the Company.

Secured Two‑Tranche Term Loan Facility

The Company signed a secured two-tranche term loan facility with a total commitment value of up to €10 million with the lender Black Forest Special Situations I, a Cayman Islands incorporated vehicle on December 16, 2025. The lender is backed by a consortium that includes the Company’s chairman of the Board, Sir Ralf Speth, members of the Board of directors of the Company, its CFO Arthur Schuetz, and third-party investment and advisory professionals. The first tranche consisted of €2.5 million, which were paid out on December 18, 2025.

The second tranche of up to €7.5 million was set to be drawn down early in 2026. The lender has a conversion right under the term loan facility, which is exercisable at a share price of US$2.15 into shares of the Company between six months after the draw down of the first tranche and the date of the term loan facility’s maturity, which is 15 months after the first tranche draw down. The first and second tranches may be converted independently of one another. The term loan facility has a 15% p.a. interest rate with interest payable at maturity, unless the conversion right is exercised and interest is also converted into shares of the Company.

Related Party Loan

At the same time, the Company received a cash injection of €0.2 million from a related party of the Schmid family on December 15, 2025. The agreed interest rate is market standard and the loan has a maturity of 15 months.

$30 Million 7.00% Senior Convertible Note due 2028

On January 18, 2026 SCHMID entered into an investment agreement with an institutional investor, Linden Advisors LP, to sell, and on January 21, 2026 sold senior convertible notes in an aggregate principal amount of $30.0 million convertible into ordinary shares of the Company together with the issuance of warrants to purchase ordinary shares of the Company in a private placement to the Investor. The notes were issued at 98% of principal amount pursuant an indenture and are to be funded in two tranches: (i) $15.0 million were funded on January 21, 2026 and (ii) $15.0 million will be funded following the effectiveness of a registration statement covering the resale of the underlying shares in relation to the notes. The notes bear interest at a rate of 7% per annum, compounded quarterly and payable in kind, subject to the Company’s right to elect cash payment upon prior notice. They have a two-year maturity, i.e. they will mature on January 21, 2028, unless previously converted into shares of the Company.